                      SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON DC 20549



                                  FORM 8-K/A

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)        August 14, 2000
                                                     -------------------------

                         CHINA WORLD TRADE CORPORATION
--------------------------------------------------------------------------------
              (Exact name of Registrant as Specified in Charter)


                Nevada                      000-26119                   87-0629754
-------------------------------------------------------------------------------------------
    (State of Other Jurisdiction           (Commission                (IRS Employer
         of Incorporation)                 File Number)            Identification No.)

          13C Chinaweal Center 414-424 Jaffe Road, Wanchai, Hong Kong
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)


Registrant's telephone number, including area code      (852) 988-26818
                                                     ---------------------------

                  TXON INTERNATIONAL DEVELOPMENT CORPORATION
--------------------------------------------------------------------------------
         (Former name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statement, Pro Forma Financial Information and Exhibits.

(b) Financial Statements of Business Acquired. Audited Financial Statements for Virtual Edge Limited consisting of consolidated balance sheets of Virtual Edge Limited as of March 31, 2000 and June 30, 2000 and the related consolidated statements of operations, changes in shareholders' (deficit) equity and cash flows for each of the period/year in the two years period ended March 31, 2000 and for the three months period ended June 30, 2000 and the amounts included in the consolidated cumulative period February 18, 1999 (inception) through June 30, 2000.

Report of Independent Certified Public Accountants

To the Board of Directors and Shareholders of
Virtual Edge Limited
--------------------------------------------------------------------------------

We have audited the accompanying consolidated balance sheets of Virtual Edge Limited (a development stage company) ("the Company") as of March 31, 2000 and June 30, 2000 and the related consolidated statements of operations, changes in shareholders' (deficit) equity and cash flows for each of the period/year in the two years period ended March 31, 2000 and for the three months period ended June 30, 2000 and the amounts included in the consolidated cumulative period February 18, 1999 (inception) through June 30, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.


We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the consolidated financial statements referred to above and prepared on the basis of presentation as set out in notes 2 and 3 to the financial statements, present fairly, in all material respects, the consolidated financial position of the Company as of March 31, 2000 and June 30, 2000 and the results of its operations and cash flows for each of the period/year in the two years period ended March 31, 2000 and for the three months period ended June 30, 2000 and the amounts included in the consolidated cumulative period February 18, 1999 (inception) through June 30, 2000 in conformity with United States generally accepted accounting principles.


The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in note 1 to the consolidated financial statements, the Company is in the development stage since its inception and has suffered losses from operations, which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are described in note 12 to the financial statements. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.



/s/ Moores Roland


Moores Rowland
Chartered Accountants
Certified Public Accountants
Hong Kong

Dated: October 4, 2000


--------------------------------------------------------------------------------

Virtual Edge Limited
(A Development Stage Company)


Consolidated Statements of Operations
Period ended June 30, 2000
--------------------------------------------------------------------------------

                                                    Period from          Year ended          Period ended         Period from
                                                   February 18,        March 31, 2000       June 30, 2000          inception
                                                      1999 to                                                    (February 18,
                                                     March 31,                                                   1999) to June
                                                       1999                                                        30, 2000
                                                 ---------------     ---------------      ---------------     -----------------
                                       Note             US$                 US$                  US$                  US$
Operating revenue                                             -                    -                    -                    -
Operating expenses
General and administrative expenses                      (1,469)            (706,305)            (375,891)          (1,083,665)
                                                 --------------      ---------------      ---------------     ----------------
Loss from operations                                     (1,469)            (706,305)            (375,891)          (1,083,665)
Minority interest                                             -              105,258               42,064              147,322
                                                 --------------      ---------------      ---------------     ----------------
Loss before income taxes                                 (1,469)            (601,047)            (333,827)            (936,343)
Provision for income taxes                 10                 -                    -                    -                    -
                                                 --------------      ---------------      ---------------     ----------------
Net loss                                                 (1,469)            (601,047)            (333,827)            (936,343)
                                                 ==============      ===============      ===============     ================
Loss per ordinary shares
- Basic                                                  (1,469)            (601,047)               (0.24)
                                                 ==============      ===============      ===============
Weighted average number of ordinary
 shares outstanding                                           1                    1            1,373,627
                                                 ==============      ===============      ===============





The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

Virtual Edge Limited
(A Development Stage Company)


Consolidated Balance Sheets
As of June 30, 2000
--------------------------------------------------------------------------------

                                                                                    As of March 31,    As of June 30,
                                                                                         2000               2000
                                                                                    --------------     --------------
                                                             Note                         US$                US$
ASSETS

Current asset
Cash and cash equivalents                                                                        1                399
Prepayment                                                      4                                -            845,280
Rental deposits                                                                                  -            258,299
Other receivables                                               5                        2,591,268                  -
                                                                                    --------------     --------------
Total current assets                                                                     2,591,269          1,103,978

Property, plant and equipment                                   6                                -              1,567
Prepayment, non-current                                         4                                -            798,320
Goodwill                                                        7                                -          1,603,348
                                                                                    --------------     --------------
Total assets                                                                             2,591,269          3,507,213
                                                                                    ==============     ==============

LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY

Current liabilities
Accrued charges                                                                             30,457             27,539
Due to related parties                                          8                          723,736          1,798,059
                                                                                    --------------     --------------
Total current liabilities                                                                  754,193          1,825,598

Due to related party, non-current                               8                        2,544,800                  -
                                                                                    --------------     --------------
Total liabilities                                                                        3,298,993          1,825,598
                                                                                    --------------     --------------
Minority interest                                                                         (105,209)           117,958
                                                                                    --------------     --------------
Shareholders' (deficit) equity
Share capital                                                   9                                1          2,500,000
Accumulated deficit                                                                       (602,516)          (936,343)
                                                                                    --------------     --------------
Total shareholders' (deficit) equity                                                      (602,515)         1,563,657
                                                                                    --------------     --------------
Total liabilities and shareholders' (deficit) equity                                     2,591,269          3,507,213
                                                                                    ==============     ==============

Approved by the sole director on October 4, 2000



______________________________
Director



The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

Virtual Edge Limited
(A Development Stage Company)


Consolidated Statements of Shareholders' (Deficit) Equity
Period ended June 30, 2000
--------------------------------------------------------------------------------

                                                 Share capital
                                       ---------------------------------           Accumulated
                                            Shares           Par value               deficit                Total
                                                                US$                    US$                   US$
Issuance of ordinary share on                        1                 1                      -                    1
 March 30, 1999

Net loss for the period                              -                 -                 (1,469)              (1,469)
                                       ---------------    --------------         --------------       --------------
Balance as of March 31, 1999                         1                 1                 (1,469)              (1,468)

Net loss for the year                                -                 -               (601,047)            (601,047)
                                       ---------------    --------------         --------------       --------------
Balance as of March 31, 2000                         1                 1               (602,516)            (602,515)

Issuance of ordinary shares on               2,499,999         2,499,999                      -            2,499,999
 May 12, 2000

Net loss for the period                              -                 -               (333,827)            (333,827)
                                       ---------------    --------------         --------------       --------------
Balance as of June 30, 2000                  2,500,000         2,500,000               (936,343)           1,563,657
                                       ===============    ==============         ==============       ==============





The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

Virtual Edge Limited
(A Development Stage Company)

Consolidated Statements of Cash Flows
Period ended June 30, 2000
--------------------------------------------------------------------------------

                                                               From                                                  Period from
                                                           February                                                    inception
                                                           18, 1999          Year ended             Period         (February 18,
                                                           to March           March 31,         ended June         1999) to June
                                            Note           31, 1999                2000           30, 2000              30, 2000
                                                         ----------        ------------       ------------       ---------------
                                                                US$                 US$                US$                   US$
Cash flows from operating activities:
Net loss                                                     (1,469)           (601,047)          (333,827)             (936,343)

Adjustments to reconcile net loss to
 net cash used in operating activities:
 Minority interest                                                -            (105,258)           (42,064)             (147,322)
 Amortization of goodwill                                         -                   -            145,759               145,759
 Depreciation                                                     -                   -                 47                    47
 Changes in working capital:
   Prepayment and rental deposits                                 -                   -             93,920                93,920
   Other receivable                                               -             (46,468)            46,468                     -
   Accrued charges                                              750              29,707             (7,126)               23,331
   Due to related parties                                       719             723,017             96,823               820,559
                                                         ----------        ------------       ------------       ---------------


Net cash used in operating activities                             -                 (49)                 -                   (49)
                                                         ----------        ------------       ------------       ---------------


Cash flows from  investing activities
Acquisition of subsidiary                    11                   -                   -                398                   398
                                                         ----------        ------------       ------------       ---------------

Cash flows from financing activities:
Proceed from issuance of share                                    1                   -                  -                     1
Capital contributed by minority interest                          -                  49                  -                    49
                                                         ----------        ------------       ------------       ---------------

Net cash provided by financing
 activities                                                       1                  49                  -                    50
                                                         ----------        ------------       ------------       ---------------

Net increase in cash and cash
 equivalents                                                      1                   -                398                   399

Cash and cash equivalents at beginning
 of period                                                        -                   1                  1                     -
                                                         ----------        ------------       ------------       ---------------
Cash and cash equivalents at end of
 period                                                           1                   1                399                   399
                                                         ==========        ============       ============       ===============

Analysis of balances of cash and cash
 equivalents
Cash and bank balances                                            1                   1                399                   399
                                                         ==========        ============       ============       ===============

Non-cash investing and financing
 activities
Temporary payment which was settled by
 shareholder's loan                                               -           2,544,800                  -             2,544,800
Increase in share capital by
 capitalization of shareholder's loan                             -                   -          2,499,999             2,499,999
                                                         ==========        ============       ============       ===============

The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

1.   ORGANIZATION AND PRINCIPAL ACTIVITIES

     The Company was incorporated in the British Virgin Islands ("BVI") on February 18, 1999 with authorized share capital of 50,000 shares at a par value of US$1 each. The Company is an investment holding company.

     By a written resolution of the sole director dated 12 May 2000, the authorised share capital of the Company was increased to US$2,500,000 by the creation of an additional 2,450,000 shares of US$1 each.

     On the same date, the issued share capital of the Company was increased to US$2,500,000 by alloting 2,499,999 shares of US$1 each for capitalization of loan at par. These shares rank pari passu with the existing share in all respects.

     On October 5, 1999, the Company subscribed 51 shares of US$1 each of Infotech Enterprises Limited ("Infotech"). Infotech was incorporated on July 2, 1999 with an initial share capital of 100 shares of US$1 each issued on October 5, 1999. Infotech is still in development stage and is engaged in building a bilingual (Chinese and English) Business-to-Business Portal.

     On October 10, 1999, the Company signed an agreement with Belford Enterprises Limited ("Belford") pursuant to which Belford agreed to transfer its 75% interest in Beijing World Trade Center Club ("BWTCC") to the Company at a consideration of US$2,544,800. The consideration was settled by the allotment of preference shares by Main Edge Limited, the Company's holding company, to Belford. Completion of the agreement was subject to approval from the government of The Peoples' Republic of China (the "PRC") and the approval was obtained in May 2000. BWTCC is still in development stage and is engaged in the establishment of a club located in Beijing, the PRC. The club will provide food and beverages, recreation, business centre services, communication and information services, products exhibitions services, commercial and trading brokerage services to its members.

     The acquisitions of Infotech and BWTCC have been accounted for under the purchase method of accounting. The purchase price has been allocated based on the estimated fair values at date of acquisition. This allocation has resulted in acquired goodwill of US$1,749,107, which is being amortized on a straight-line basis over three years. The results of the acquired businesses have been included in the consolidated financial statements since the acquisition date.

     The following unaudited pro forma information presents a summary of our consolidated results of operations as if the acquisition had taken place on April 1, 1999.
                                     Year ended         Period ended
                                     March 31,            June 30,
                                        2000                2000
                                    -----------        -------------
                                        US$                 US$

     Net loss                        (1,539,532)            (342,062)
                                    ===========        =============

     Loss per ordinary share         (1,539,532)               (0.25)
                                    ===========        =============

     These unaudited pro forma results have been prepared for comparative purposes only and do not purport to be indicative of the results of operations which actually would have resulted had the acquisition occurred on the date indicated, or which may result in the future.


2.   BASIS OF PRESENTATION

     These financial statements have been prepared in accordance with accepted accounting principles in the United States of America ("US GAAP").

3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (a)  Basis of accounting
          The financial statements have been prepared under the historical cost convention. Cost in relation to assets represents the cash amount paid or the fair value of the asset, as appropriate.

     (b)  Principles of consolidation
          The consolidated financial statements include the financial information of the Company and its subsidiaries (the "Group"). The acquisition of subsidiaries is accounted for using purchase accounting method.

          The results of subsidiary acquired during the year are consolidated from their effective dates of acquisition.

          All material intercompany balances and transactions have been eliminated on consolidation.

     (c)  Goodwill on consolidation
          Goodwill arising on consolidation, being the excess of the purchase consideration payable at the time of acquisition of the subsidiaries over the fair values of the net underlying assets acquired, is recognised as an asset and amortized by equal annual installments over its estimated useful economic life of three years. The carrying amount of goodwill is reviewed annually by management and written down for permanent impairment where it is considered necessary.

     (d)  Foreign currencies
          Transactions in foreign currencies are translated at the approximate rates of exchange on the dates of transactions. Monetary assets and liabilities denominated in foreign currencies at year end are translated at the approximate rates ruling at the balance sheet date. Non-monetary assets and liabilities are translated at the rates of exchange prevailing at the time the asset or liability was acquired. Exchange gains and losses are recorded in the consolidated statement of operation.

     (e)  Deferred taxes
          Provision for deferred taxes requires the recognition of deferred tax assets and liabilities for the estimated future tax effects attributable to temporary differences without regard to the probability of future reversal. As the temporary difference is considered as not material, no provision for deferred taxes has been made under the US GAAP.

     (f)  Related parties
          Parties are considered to be related if one party has the ability to control the other party or exercise significant influence over the other party in making financial and operating decisions.

     (g)  Cash and cash equivalents
          For the purposes of the consolidated statement of cash flows, the Group considers all highly liquid debt instruments with an original maturity within three months or less to be cash equivalents.


3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     (h)  Property, plant and equipment and depreciation
          Property, plant and equipment are stated at cost less accumulated depreciation. The cost of an asset consists of its purchase price and any directly attributable costs of bringing the asset to its present working condition and location for its intended use. Expenditure incurred after the assets have been put into operation, such as repairs and maintenance, is charged to the consolidated statement of operation in the period in which it is incurred. In situations where it can be clearly demonstrated that the expenditure has resulted in an increase in the future economic benefits expected to be obtained from the use of the assets, the expenditure is capitalized.

          When assets are sold or retired, their costs and accumulated depreciation are removed from the accounts and any gain or loss resulting from their disposal is included in the consolidated statement of operation.

          Depreciation is calculated to write off the cost of property, plant and equipment over their estimated useful lives from the date on which they become fully operational using the straight-line method at the annual rate of 20%.

     (i)  Operating leases
          Leases where substantially all the rewards and risks of ownership of assets remain with the leasing company are accounted for as operating leases. Rentals payable under operating leases are recorded in the consolidated statement of operation on a straight-line basis over the lease term.

     (j)  Organization costs
          Organization costs comprise of rental expenses and other start-up cost and are expensed in the consolidated statement of operation during the year in which they are incurred.

     (k)  Loss per share
          Loss per share is based on net loss attributable to shareholders and the weighted average number of ordinary shares outstanding during the year.

          Diluted loss per share is not shown because there is no dilutive potential ordinary shares.

     (l)  New accounting pronouncements
          Accounting for derivative instruments and hedging activities
          In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Stnadards (SFAS) No.133, "Accounting for derivative instruments and hedging activities", which establishes new accounting and reporting stanadards for derivative instruments.
          In June 1999, the FASB issued SFAS No. 137, "Accounting for derivative instruments and hedging activities - Deferral of the effective date of FASB Statement No. 133" and in June 2000, the FASB issued SFAS No. 138, "Accounting for certain derivative instruments and certain hedging activities - An amendment of FASB Statement No. 133".


3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     (l)  New accounting pronouncements (Continued)
          These rules require that all derivative instruments be reported in the consolidated financial statements at fair value. Changes in the fair value of derivatives are to be recorded each period in earnings or other comprehensive income, depending on whether the derivative is designated and effective as part of a hedged transaction, and on the type of hedge transaction. Gains or losses on derivative instruments reported inother comprehensive income must be reclassified as earnings in the period in which earnings are affected by the underlying hedged item, and the ineffective portion of all hedges must be recognized in earnings in the current period. These new standards may result in additional volatility in reported earnings, other comprehensive income and accumulated other comprehensive income.

          These rules become effective for the Group on July 2, 2000. The management expects the adoption of this statement would have no impact on the Group's financial position and results of operations.

          Accounting for certain sales incentives
          In May 2000, the Emerging Issues Task Force ("EITF") of the FASB announced that it had reached a conclusion on Issue 00-14, "Accounting for certain sales incentives". Issue 00-14 establishes requirements for the recognition and presentation in financial statements of sales incentives such as discounts, coupons and rebates. The EITF conclusions on this issue become effective for the Group in 2001. At this time, the management does not expect the adoption of this statement would modify the Group's reported pre-tax loss or net loss presented in the consolidated statement of operations.

          Accounting for shipping and handling fees and costs

          In July 2000, the EITF of the FASB announced that it had reached a conclusion on Issue 00-10, "Accounting for shipping and handling fees and costs". Issue 00-10 requires that all amounts billed to customers in sale transactions related to shipping and handling represent revenues earned for he goods provided and should be classified as such. This conclusion becomes effective for the Group in 2001. Upon adoption of the consensus, comparative financial statements for prior periods must comply with the classification guidelines of this issue. At this time, the management does not expect that the adoption of this statement would modify the Group's reported pre-tax loss or net loss presented in the consolidated statement of operations.

4.   PREPAYMENT

     The carrying amount of prepayment in the balance sheet represents the amount of prepaid rental of the club premises of a subsidiary as follows:

                                    As of March        As of June
                                      31, 2000          30, 2000
                                  --------------    --------------
                                        US$                US$

     Total rental prepaid                                1,643,600
     Less:   Current portion                   -          (845,280)
                                  --------------    --------------

     Long term portion                         -           798,320
                                  ==============    ==============


     The total amount of rental prepaid will be written off to the consolidated statement of operation in each of the following two periods as follows:

                                                                US$

     Period from July 1, 2000 to 31 March, 2001             845,280
     Year ended March 31, 2002                              798,320
                                                     --------------

     Total rental prepaid                                 1,643,600
                                                     ==============


5.   OTHER RECEIVABLES

                               As of March        As of June
                                 31, 2000          30, 2000
                             --------------    --------------
                                   US$               US$

     Temporary payment            2,544,800                 -
     Other receivable                46,468                 -
                             --------------    --------------

                                  2,591,268                 -
                             ==============    ==============

     The temporary payment represented consideration paid for the transfer of 75% interest in BWTCC while the other receivable represents amount due from BWTCC. As mentioned in note 1 to the financial statements, approval from the PRC government for the share transfer was not obtained as at the balance sheet date. As a result, the consideration paid was classified as temporary payment and the amount due from BWTCC was classified as other receivable as of March 31, 2000.

     The approval was subsequently obtained in May 2000. Thus as of June 30, 2000, the consideration paid and the amount due from BWTCC was accounted for as investment in a subsidiary and amount due from a subsidiary respectively.


6.   PROPERTY, PLANT AND EQUIPMENT


                                               As of March        As of June
                                                 31, 2000          30, 2000
                                             --------------    --------------
                                                   US$                US$
      Furniture and fixtures:
       Cost                                               -             2,848
       Less: Accumulated depreciation                     -            (1,281)
                                             --------------    --------------

     Net book value                                       -             1,567
                                             ==============    ==============


7.   GOODWILL

                                               As of March        As of June
                                                 31, 2000          30, 2000
                                           ----------------    --------------
                                                   US$              US$

     Acquisition of subsidiaries                          -         1,749,107
     Less: Amortization charge                            -          (145,759)
                                           ----------------    --------------

     Net book value                                       -         1,603,348
                                           ================    ==============


8.   RELATED PARTY TRANSACTIONS

     (a)  Names and relationship of related parties                    Existing relationships with the
                                                                       -------------------------------
          Mr. John H. W. Hui                                           A director of the Company
          Mr. Steven K. F. Hui                                         Close family member of a director of
                                                                        the Company
          Mr. Alfred Or                                                A director of a subsidiary
          Vast Opportunity Limited                                     Minority shareholder of a subsidiary
          Belford Enterprises Limited                                  A company in which a director of the
                                                                         Company has beneficial interest
          Main Edge International Limited                              Intermediate holding company
                                                                       PRC partner of a subsidiary

     (b) Summary of related party transactions

                                                                                                            Period from
                                                   Period from                                                inception
                                                 February 18,                                  Period         (February
                                                      1999 to        Year ended                 ended      18, 1999) to
                                                    March 31,         March 31,              June 30,          June 30,
                                                         1999              2000                  2000              2000
                                               ---------------    ---------------     ---------------    --------------
                                                      US$                US$                 US$              US$
          Management fee to:
           Mr. John H. W. Hui                                -            108,333              25,000           133,333
           Mr. Steven K. F. Hui                              -             66,667                   -            66,667
           Mr. Alfred Or                                     -             36,645              20,000            56,645
                                               ===============    ===============     ===============    ==============

          As mentioned in note 1 to the financial statements, on October 10, 1999, the Company signed an agreement with Belford Enterprises Limited ( "Belford") pursuant to which Belford agreed to transfer its 75% interest in Beijing World Trade Center Club ("BWTCC") to the Company at a consideration of US$2,544,800. Further details of the transactions have been described in note 1 to the financial statements.


     (c)  Due to related parties

                                                 As of March       As of June
                                                  31, 2000          30, 2000
                                               --------------    --------------
                                                     US$               US$
            Mr. John H. W. Hui                        522,854                 -
            Mr. Steven K.F. Hui                        66,667           118,192
            Mr. Alfred Or                              36,645            56,645
            Vast Opportunity Limited                   97,570           114,686
            Belford Enterprises Limited                     -           794,440
            Main Edge International Limited                 -           695,977
                                                            -            18,119
                                               --------------    --------------
            Classified as current liabilities         723,736         1,798,059

            Non-current liabilities:
            Main Edge International Limited         2,544,800                 -
                                               --------------    --------------

                                                    3,268,536         1,798,059
                                               ==============    ==============

          The amounts due to related parties represent unsecured advances which are interest free and repayable on demand.


9.   SHARE CAPITAL

                             As of March 31, 2000     As of June 30, 2000
                           -----------------------  -----------------------
                            No. of                    No. of
                            shares           HK$      shares          HK$

     Authorised:
        Ordinary shares of US$1 each   50,000    50,000     2,500,000    2,500,000
                                       ------   -------   -----------   ----------

     Issued and fully paid:
        At beginning of year                1         1             1            1
        New shares issued                   -         -     2,499,999    2,499,999
                                       ------   -------   -----------   ----------

        At balance sheet date               1         1     2,500,000    2,500,000
                                       ------   -------   -----------   ----------

     By a written resolution of the sole director dated 12 May 2000, the authorised share capital of the Company was increased to US$2,500,000 by the creation of an additional 2,450,000 shares of US$1 each.

     On the same date, the issued share capital of the Company was increased to US$2,500,000 by allotting 2,499,999 shares of US$1 each at par for capitalization of loan from the holding company. These shares rank pari passu with the existing share is all respects.


10.  PROVISION FOR INCOME TAXES

     As the Company and its subsidiaries are in the development stage, they have not recorded any income tax expenses.


11.  SUPPLEMENTARY DISCLOSURE OF CASH FLOW INFORMATION

     (a)  Summary of effect of acquisition of subsidiary

                                                                   Period
                                                                    ended
                                                                 June 30,
                                                                     2000
                                                                      US$

     Net assets acquired                                            1,614
     Property, plant and equipment                              1,995,819
     Prepayment and rental deposits                                   398
     Cash and cash equivalents                                     (4,208)
     Accrued charges                                             (932,699)
     Due to related parties                                 -------------

                                                                1,060,924
                                                                 (265,231)
     Minority interest                                      -------------

                                                                  795,693
                                                                1,749,107
     Add: Goodwill arising from acquisition of subsidiary   -------------

                                                                2,544,800
     Consideration                                          -------------



11.  SUPPLEMENTARY DISCLOSURE OF CASH FLOW INFORMATION (Continued)

     (b) Analysis of the net inflow of cash and cash equivalents in respect of acquisition during the period

                                                                 Period
                                                                  ended
                                                               June 30,
                                                                   2000
                                                                    US$

          Consideration                                                                           (2,544,800)
          Bank balance and cash acquired                                                                 398
          Due to related party, non-current                                                           44,801
          Issuance of ordinary share by capitalisation of loan from the holding company            2,499,999
                                                                                             ---------------

          Net inflow of cash and cash equivalents                                                        398
                                                                                             ---------------


12.  GOING CONCERN

     The Group has not commenced revenue producing activities, and, accordingly, is considered in the development stage. Since inception, the Group has incurred recurring losses from operations, has an accumulated deficit of US$602,516 and US$936,343 at March 31, 2000 and June 30, 2000 respectively and has a negative working capital of US$721,620 at June 30, 2000. These conditions raise substantial doubt about the Group's ability to continue as a going concern.

     Continuation of the Group as a going concern is dependent upon obtaining additional working capital and the management has developed a strategy, which it believes will accomplish this objective through additional equity funding which will enable the Group to operate in the future. However, there can be no assurance that the Group will be successful with its efforts to raise additional capital. The inability of the Group to secure additional financing in the near term could adversely impact the Group's business, financial position and prospects.


13.  IMMEDIATE HOLDING COMPANY

     The directors consider the immediate holding company at the balance sheet date is Main Edge Limited, a company incorporated in the British Virgin Islands.

12.  POST BALANCE SHEET EVENT

     Pursuant to a Share Exchange Agreement entered into between the Company, Main Edge International Limited ("Main Edge"), Txon International Development Corporation ("Txon") and certain sharesholders of Txon on August 10, 2000, Main Edge transferred 100% of the issued and outstanding shares of capital stock of the Company in exchange for the issuance by Txon of 1,961,175 shares of its common stock with par value of US$0.001 each. The 1,961,175 shares constitute 75.16% of the issued and outstanding shares of Txon's common stock.

     The transaction was completed on August 14, 2000 when Txon became the immediate holding company of the Company. Txon is a U.S. public company listed on the National Association of Securities Dealers Over-the-Counter Bulletin Board.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CHINA WORLD TRADE CORPORATION



Date  October 19, 2000                       By  /s/ John H.W. Hui
     ----------------------                   -----------------------------
                                            Name: John H.W. Hui
                                            Title:  President